SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 26, 1998

                                 HSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

      Connecticut                   001-13135            06-1475343
   (State or other                (Commission          (IRS Employer
jurisdiction of incorporation)    File Number)       Identification No.)

               One State Street, Hartford, Connecticut 06102-5024
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)

Item 5.  Other Events

Attached as Exhibits 99(i) and 99(ii) are copies of the Registrant's press releases which are incorporated herein by reference.

Item 7(c).  Exhibits.

99(i)  Press release dated January 26, 1998 announcing fourth quarter results.

99(ii) Press release dated January 26, 1998 announcing declaration of April 1998 dividend.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            HSB GROUP, INC.

     Dated:  January 28, 1998               /s/  R. Kevin Price
                                            R. Kevin Price
                                            Senior Vice President and Corporate
                                            Secretary

                            EXHIBIT INDEX
                            -------------

Exhibit
-------
99(i)  Press release dated January 26, 1998 announcing fourth quarter results.

99(ii) Press release dated January 26, 1998 announcing declaration of April 1998 dividend.